Exhibit 99.1

Xeris Announces Notice of Allowance from U.S. Patent and Trademark Office for XP-8121 Patent Application

CHICAGO, IL; December 1, 2025 –Xeris Biopharma Holdings, Inc. (Nasdaq: XERS), a fast-growing biopharmaceutical company committed to improving patient lives by developing and commercializing innovative products across a range of therapies, today announced that the United States Patent and Trademark Office (USPTO) has issued a Notice of Allowance for its subsidiary Xeris Pharmaceuticals Inc.’s U.S. patent application covering XP-8121, one of its novel product candidates. The Notice of Allowance indicates that the USPTO has determined the application meets the requirements for patentability and is expected to issue as a U.S. patent following standard administrative steps. The allowed claims in this application are specific to the XP-8121 formulation. In parallel, Xeris continues to pursue additional layers of U.S. and international IP protection in the levothyroxine (LT4) technology space.

“We believe XP-8121 has tremendous potential to solve an unmet medical need for hypothyroidism, and this patent represents a key milestone in strengthening our intellectual property protection around this important pipeline program,” said John Shannon, Chief Executive Officer. “It further demonstrates the ability of our XeriSol® platform to enable the development of difficult-to-formulate drugs into subcutaneous injections.”

About XP-8121
XP-8121 is an investigational, ready-to-use liquid formulation of levothyroxine sodium designed for once-weekly subcutaneous injection using Xeris’ proprietary XeriSol® technology. By avoiding the gastrointestinal tract, XP-8121 may address the well-documented limitations of oral levothyroxine, including variable absorption, drug and food interactions, and inconsistent therapeutic effect.

About Xeris
Xeris (Nasdaq: XERS) is a fast-growing biopharmaceutical Company committed to improving patient lives by developing and commercializing innovative products across a range of therapies. Xeris has three commercially available products: Recorlev®, for the treatment of endogenous Cushing’s syndrome; Gvoke®, a ready-to-use liquid glucagon for the treatment of severe hypoglycemia, and a gastrointestinal motility inhibitor when used as a diagnostic aid; and Keveyis®, a proven therapy for primary periodic paralysis. Xeris also has a pipeline of development programs led by XP-8121, a Phase 3-ready, once-weekly subcutaneous injection for hypothyroidism, as well as early-stage programs leveraging Xeris’ technology platforms, XeriSol® and XeriJect®, for its partners.

Xeris Biopharma Holdings is headquartered in Chicago, IL. For more information, visit www.xerispharma.com, or follow us on X, LinkedIn, or Instagram.

Forward-Looking Statements
Any statements in this press release other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements about future expectations, plans, opportunities, and prospects for Xeris Biopharma Holdings, Inc., including statements regarding the scope, timing and outcome of future regulatory actions, its pursuit of global protection of its intellectual property, the market and therapeutic potential of its products and product candidates, including XP-8121’s potential to solve an unmet medical need for hypothyroidism, the potential utility of its formulation platforms such as XeriSol®, the advancement of its pipeline, and other statements containing the words "achieve," "anticipate," "continue," “will,” “would,” “continue,” “expect,” “should,” “anticipate” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments, geopolitical factors and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The various factors that could cause Xeris’ actual results (including revenue and sales in the near- and long-term), performance or achievements, industry results, market opportunity and developments to differ materially from those expressed in or implied by such forward-looking statements, include, but are not limited to, its financial position and need for financing, including to fund its product development programs or commercialization efforts, whether its products will achieve and maintain market acceptance in a competitive business environment, its reliance on third-party suppliers, including single-source suppliers, its reliance on third parties to conduct clinical trials, the ability of its product candidates to compete successfully with existing and new drugs, its and collaborators’ ability to protect its intellectual property and proprietary technology, the accuracy and completeness of its assumptions and its ability to accurately estimate future financial results and market opportunities, and general macroeconomic and geopolitical conditions, including the possibility of an economic downturn, changes in governmental priorities and resources, announced or implemented tariffs or export controls and market volatility. No assurance can be given that such expectations will be realized and persons reading this communication are, therefore, cautioned not to place undue reliance on these forward-looking statements. Additional risks and information about potential impacts of financial, operational, economic, competitive, regulatory, governmental, technological, and other factors that may affect Xeris can be found in Xeris’ filings, including its most recently filed Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission, the contents of which are not incorporated by reference into, nor do they form part of, this communication. The risks described herein and in Xeris’ U.S. Securities and Exchange Commission filings are not the only risks the Company faces. Additional risks and uncertainties not currently known to it or that it currently deems immaterial may also impact its business operations or financial results. Forward-looking statements in this communication are based on information available to management, as of the date of this communication and, while the Company believes its assumptions are reasonable, actual results may differ materially. Subject to any obligations under applicable law, the Company does not undertake any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations.

Investor Contact
Allison Wey
Senior Vice President, Investor Relations and Corporate Communications
awey@xerispharma.com

2